Exhibit 99.1

pressrelease
Media contact:	Investor contact:
Mike Jacobsen, APR	Steve Virostek
+1 330 490 3796	+1 330 490 6319
michael.jacobsen@dieboldnixdorf.com	steve.virostek@dieboldnixdorf.com

FOR IMMEDIATE RELEASE:
July 19, 2017

DIEBOLD NIXDORF REPORTS 2017 SECOND QUARTER FINANCIAL RESULTS

•	GAAP revenue of $1.1 billion

•	GAAP EPS from continuing operations was a loss of $0.41, or earnings of $0.08 on a non-GAAP basis

•	GAAP operating profit was a loss of $30.1 million, or (2.7)% operating margin; non-GAAP operating profit was $40.5 million, or 3.5% operating margin

•
Net cash used by continuing operating activities was $119.4 million, an increase in use of $29.5 million from the prior year period; free cash use was $133.7 million, an increase in use of $37.2 million from the prior year period

NORTH CANTON, Ohio - Diebold Nixdorf today reported its second quarter 2017 financial results.

“Certainly, the financial projections for 2017 are very disappointing. While the sales trend has been improving, the timing and volume of orders to date, combined with near-term pressures on our service margins, led us to revise our full-year guidance on July 5,” said Andy W. Mattes, president and chief executive officer, Diebold Nixdorf. “During the second quarter, we delivered sequential growth in orders and backlog. This demonstrates the market acceptance of our new solution portfolio and the competitive advantage we bring to our customers. As planned, our operating expenses have improved from the prior year as a result of our integration efforts. We are taking additional steps to increase and accelerate our cost reductions, strengthen our sales efforts and further enhance our offerings. As we near the first anniversary of the combination of our two companies, I am more confident than ever that we are uniquely positioned to deliver innovative solutions to our customers and long-term value to our stakeholders.”

2017 Second Quarter Business Highlights

•	Won a $75 million contract for a global refresh of more than 6,000 ATMs and a complete software suite with a major international financial institution in the Americas

•	Announced a contract and eight-year service agreement with PostFinance, a leading Swiss bank, to upgrade its self-service network with contactless transactions and recycling technology.

•	Awarded a $20 million contract from a leading financial institution in Mexico to upgrade its ATM network

•	Won new agreements with numerous regional and global financial institutions for managed services, monitoring and ATM-as-a-service contracts covering nearly 4,000 ATMs

•	Secured an $11 million systems contract with a leading retailer in Spain to upgrade its installed base of terminals and peripherals

•	Announced strategic partnership with Kony, Inc., accelerating mobile transformation in financial services and retail

Financial Results of Operations and Lines of Business
On Aug. 15, 2016, the company completed the acquisition of Wincor Nixdorf and, as a result, comparisons to prior periods are materially affected. Financial results for the first half and the next several reporting periods include acquisition-related items that will significantly impact GAAP results.

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Revenue Summary by Reportable Segments, Geographic Regions and Solutions - Unaudited

Three months ended June 30, 2017 compared to June 30, 2016

(Dollars in millions)	Three Months Ended
	June 30,
	2017	2016	% Change	% Change in CC(1)
Segments
Services	$580.2	$329.6	76.0	75.4
Software	107.7	30.6	252.0	248.5
Systems	446.0	219.8	102.9	102.9
Net Sales	$1,133.9	$580.0	95.5	95.0

Geographic Regions
Americas	$390.3	$388.0	0.6	(0.2)
EMEA	587.5	106.5	451.6	457.9
AP	156.1	85.5	82.6	83.4
Net Sales	$1,133.9	$580.0	95.5	95.0

Solutions
Banking	$843.9	$564.3	49.5	49.3
Retail	290.0	15.7	N/M	N/M
Net Sales	$1,133.9	$580.0	95.5	95.0
(1) - The Company calculates constant currency by translating the prior-year period results at the current year exchange rate.
N/M = Not Meaningful

Three months ended June 30, 2017 compared to pro forma June 30, 2016

(Dollars in millions)	Three Months Ended
	June 30,
	2017	2016 (2)	% Change	% Change in CC (1)
Segments
Services	$580.2	$633.6	(8.4)	(7.3)
Software	107.7	121.0	(11.0)	(10.2)
Systems	446.0	535.0	(16.6)	(16.2)
Net Sales	$1,133.9	$1,289.6	(12.1)	(11.3)

Geographic Regions
Americas	$390.3	$472.1	(17.3)	(17.8)
EMEA	587.5	648.5	(9.4)	(7.6)
AP	156.1	169.0	(7.6)	(7.2)
Net Sales	$1,133.9	$1,289.6	(12.1)	(11.3)

Solutions
Banking	$843.9	$998.6	(15.5)	(15.1)
Retail	290.0	291.0	(0.3)	2.0
Net Sales	$1,133.9	$1,289.6	(12.1)	(11.3)
(1) - The Company calculates constant currency by translating the prior-year period results at the current year exchange rate.
(2) - The unaudited pro forma net sales information for the three-month period ended June 30, 2016 is a non-GAAP measure which combines the historical net sales information of Diebold and Wincor Nixdorf for the three-month period ended June 30, 2016. Wincor Nixdorf’s net sales information included in the June 30, 2016 pro forma information was prepared in accordance with International Financial Reporting Standards.

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Six months ended June 30, 2017 compared to June 30, 2016

(Dollars in millions)	Six Months Ended
	June 30,
	2017	2016	% Change	% Change in CC (1)
Segments
Services	$1,153.4	$646.5	78.4	77.0
Software	218.1	53.0	311.5	303.9
Systems	865.2	390.1	121.8	120.7
Net Sales	$2,236.7	$1,089.6	105.3	103.8

Geographic Regions
Americas	$786.5	$731.5	7.5	5.8
EMEA	1,149.5	192.1	498.4	504.7
AP	300.7	166.0	81.1	83.2
Net Sales	$2,236.7	$1,089.6	105.3	103.8

Solutions
Banking	$1,663.5	$1,071.9	55.2	54.2
Retail	573.2	17.7	N/M	N/M
Net Sales	$2,236.7	$1,089.6	105.3	103.8
(1) - The Company calculates constant currency by translating the prior-year period results at the current year exchange rate.
N/M = Not Meaningful

Six months ended June 30, 2017 compared to pro forma June 30, 2016

(Dollars in millions)	Six Months Ended
	June 30,
	2017	2016 (2)	% Change	% Change in CC (1)
Segments
Services	$1,153.4	$1,236.7	(6.7)	(5.7)
Software	218.1	226.1	(3.5)	(2.5)
Systems	865.2	981.2	(11.8)	(11.2)
Net Sales	$2,236.7	$2,444.0	(8.5)	(7.6)

Geographic Regions
Americas	$786.5	$896.7	(12.3)	(13.4)
EMEA	1,149.5	1,217.7	(5.6)	(3.1)
AP	300.7	329.6	(8.8)	(7.8)
Net Sales	$2,236.7	$2,444.0	(8.5)	(7.6)

Solutions
Banking	$1,663.5	$1,884.7	(11.7)	(11.4)
Retail	573.2	559.3	2.5	5.5
Net Sales	$2,236.7	$2,444.0	(8.5)	(7.6)
(1) - The Company calculates constant currency by translating the prior-year period results at the current year exchange rate.
(2) - The unaudited pro forma net sales information for the six-month period ended June 30, 2016 is a non-GAAP measure which combines the historical net sales information of Diebold and Wincor Nixdorf for the six-month period ended June 30, 2016. Wincor Nixdorf’s net sales information included in the June 30, 2016 pro forma information was prepared in accordance with International Financial Reporting Standards.

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Full-year 2017 outlook(1)

Guidance
Total Revenue	~$4.7B - $4.8B
Net Income (Loss) attributable to Diebold Nixdorf, Inc.	$ (125 million) - $ (110 million)
Adjusted EBITDA	$360 million - $380 million
2017 EPS (GAAP)	$(1.65) - $(1.45)
Restructuring	~0.85
Non-routine (income)/expense:
Integration expense	~0.70
Legal, Acquisition and Divestiture expense	~0.30
Impairment & Other Non-routine	~0.05
Wincor Nixdorf purchase price accounting	~1.90
Total non-routine (income)/expense	~2.95
Tax impact of restructuring and non-routine (income)/expense items	~(1.20)
Total Adjusted EPS (non-GAAP measure)	$0.95 - $1.15

(1) - 2017 full-year outlook is unchanged from guidance provided on July 5, 2017. The company expects a non-GAAP effective tax rate of approximately 30% for the full year. The company's year-to-date non-GAAP effective tax rate is approximately 20%. However, the items impacting the company's non-GAAP earnings arise in a number of different taxing jurisdictions. The timing and final amounts incurred can result in variability in the non-GAAP tax rate. With respect to the company’s non-GAAP tax rate outlook for 2017, the company is not providing the most directly comparable GAAP financial measure and, with respect to the company's non-GAAP tax rate and adjusted EBITDA outlook for 2017, the company is not providing corresponding reconciliations because it is unable to predict with reasonable certainty those items that may affect such measures calculated and presented in accordance with GAAP without unreasonable effort. These measures exclude the future impact of restructuring actions, net non-routine items, acquisition, divestiture and integration related expenses and purchase accounting fair value adjustments. These reconciling items are uncertain, depend on various factors and could significantly impact, either individually or in the aggregate, our future period tax rate calculated and presented in accordance with GAAP. Please see “Use of Non-GAAP Financial Measures” for additional information regarding our use of non-GAAP financial measures.
Overview Presentation and Conference Call
More information on Diebold Nixdorf's quarterly earnings is available on Diebold's Investor Relations website. Andy W. Mattes, president and chief executive officer, and Christopher A. Chapman, senior vice president and chief financial officer, will discuss the company's financial performance during a conference call today at 8:30 a.m. (ET). Both the presentation and access to the call / webcast are available at http://www.dieboldnixdorf.com/earnings. The replay of the webcast can be accessed on the web site for up to three months after the call.

About Diebold Nixdorf
Diebold Nixdorf, Incorporated (NYSE:DBD) is a world leader in enabling connected commerce for millions of consumers each day across the financial and retail industries. Its software-defined solutions bridge the physical and digital worlds of cash and consumer transactions conveniently, securely and efficiently. As an innovation partner for nearly all of the world’s top 100 financial institutions and a majority of the top 25 global retailers, Diebold Nixdorf delivers unparalleled services and technology that are essential to evolve in an ‘always on’ and changing consumer landscape.

Diebold Nixdorf has a presence in more than 130 countries with approximately 24,000 employees worldwide. The organization maintains corporate offices in North Canton, Ohio, USA and Paderborn, Germany. Shares are traded on the New York and Frankfurt Stock Exchanges under the symbol ‘DBD’. Visit www.DieboldNixdorf.com for more information.

Non-GAAP Financial Measures and Other Information
To supplement our condensed consolidated financial statements presented in accordance with GAAP, the company considers certain financial measures that are not prepared in accordance with GAAP, including non-GAAP results, adjusted diluted earnings per share, free cash flow/(use), net investment/(debt), EBITDA, adjusted EBITDA, non-GAAP effective tax rate and constant currency results. The company calculates constant currency by translating the prior year results at the current year exchange rate. The company uses these non-GAAP financial measures, in addition to GAAP financial measures, to evaluate our operating and financial performance and to compare such performance to that of prior periods and to the performance of our competitors. Also, the company uses these non-GAAP financial measures in making operational and financial decisions and in establishing operational goals. The company also believes providing

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these non-GAAP financial measures to investors, as a supplement to GAAP financial measures, helps investors evaluate our operating and financial performance and trends in our business, consistent with how management evaluates such performance and trends. The company also believes these non-GAAP financial measures may be useful to investors in comparing its performance to the performance of other companies, although its non-GAAP financial measures are specific to the company and the non-GAAP financial measures of other companies may not be calculated in the same manner. We provide EBITDA and Adjusted EBITDA because we believe that investors and securities analysts will find EBITDA and adjusted EBITDA to be useful measures for evaluating our operating performance and comparing our operating performance with that of similar companies that have different capital structures and for evaluating our ability to meet our future debt service, capital expenditures, and working capital requirements. We are also providing EBITDA and adjusted EBITDA in light of issuance of our credit agreement and 8.5% senior notes due 2024. For more information, please refer to the section, "Notes for Non-GAAP Measures".

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding anticipated adjusted revenue growth, adjusted internal revenue growth, adjusted diluted earnings per share, and adjusted earnings per share growth. Statements can generally be identified as forward‑looking because they include words such as "believes", "anticipates", "expects", "could", "should" or words of similar meaning. Statements that describe the company's future plans, objectives or goals are also forward‑looking statements. Forward‑looking statements are subject to assumptions, risks and uncertainties that may cause actual results to differ materially from those contemplated by such forward-looking statements. The factors that may affect the company's results include, among others: the finalization of the company’s financial statements for the three and six months ended June 30, 2017; the ultimate impact of the domination and profit and loss transfer agreement with Diebold Nixdorf AG (“DPLTA”) and the outcome of the appraisal proceedings initiated in connection with the implementation of the DPLTA; the ultimate outcome and results of integrating the operations of the company and Diebold Nixdorf AG; the ultimate outcome of the company’s pricing, operating and tax strategies applied to Diebold Nixdorf AG and the ultimate ability to realize synergies; the company's ability to successfully launch and operate its joint ventures in China with the Inspur Group and Aisino Corp.; the impact of market and economic conditions on the financial services industry; the capacity of the company's technology to keep pace with a rapidly evolving marketplace; pricing and other actions by competitors; the effect of legislative and regulatory actions in the United States and internationally; the company's ability to comply with government regulations; the impact of a security breach or operational failure on the company's business; the company's ability to successfully integrate acquisitions into its operations; the impact of the company's strategic initiatives; and other factors included in the company's filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2016 and in other documents that the company files with the SEC. You should consider these factors carefully in evaluating forward‑looking statements and are cautioned not to place undue reliance on such statements. The company assumes no obligation to update any forward‑looking statements, which speak only as of the date of this press release.

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DIEBOLD NIXDORF, INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - UNAUDITED
(IN MILLIONS, EXCEPT EARNINGS PER SHARE)

	Q2 2017	Q2 2016	YTD 6/30/2017	YTD 6/30/2016
Net sales
Services and software	$687.9	$360.2	$1,371.5	$699.5
Systems	446.0	219.8	865.2	390.1
Total	1,133.9	580.0	2,236.7	1,089.6
Cost of sales
Services and software	536.4	236.8	1,041.9	467.7
Systems	359.7	188.1	714.5	328.0
Total	896.1	424.9	1,756.4	795.7
Gross profit	237.8	155.1	480.3	293.9
Gross margin	21.0%	26.7%	21.5%	27.0%
Operating expenses
Selling and administrative expense	236.8	127.3	483.8	252.9
Research, development and engineering expense	38.8	17.6	80.2	36.1
Impairment of assets	—	—	3.1	—
(Gain) loss on sale of assets, net	(7.7)	(0.1)	(8.1)	0.3
Total	267.9	144.8	559.0	289.3
Percent of net sales	23.6%	25.0%	25.0%	26.6%
Operating profit (loss)	(30.1)	10.3	(78.7)	4.6
Operating margin	(2.7)%	1.8%	(3.5)%	0.4%
Other income (expense)
Interest income	5.1	6.3	11.5	11.2
Interest expense	(32.2)	(24.3)	(63.0)	(35.8)
Foreign exchange gain (loss), net	(4.6)	(1.2)	(7.7)	(3.6)
Miscellaneous, net	1.9	(26.8)	3.2	7.8
Total other income (expense)	(29.8)	(46.0)	(56.0)	(20.4)
Income (loss) from continuing operations before taxes	(59.9)	(35.7)	(134.7)	(15.8)
Income tax (benefit) expense	(36.3)	(14.9)	(58.9)	(15.7)
Income (loss) from continuing operations, net of tax	(23.6)	(20.8)	(75.8)	(0.1)
Income (loss) from discontinued operations, net of tax	—	0.5	—	148.3
Net income (loss)	(23.6)	(20.3)	(75.8)	148.2
Net income attributable to noncontrolling interests	7.0	0.8	13.6	1.1
Net income (loss) attributable to Diebold Nixdorf, Incorporated	$(30.6)	$(21.1)	$(89.4)	$147.1

Basic weighted-average shares outstanding	75.5	65.2	75.4	65.1
Diluted weighted-average shares outstanding	75.5	65.2	75.4	65.7

Amounts attributable to Diebold Nixdorf, Incorporated
Income (loss) before discontinued operations, net of tax	$(30.6)	$(21.6)	$(89.4)	$(1.2)
Income (loss) from discontinued operations, net of tax	—	0.5	—	148.3
Net income (loss) attributable to Diebold Nixdorf, Incorporated	$(30.6)	$(21.1)	$(89.4)	$147.1

Basic earnings (loss) per share
Income (loss) from continuing operations, net of tax	$(0.41)	$(0.33)	$(1.19)	$(0.02)
Income (loss) from discontinued operations, net of tax	—	0.01	—	2.28
Net income (loss) attributable to Diebold Nixdorf, Incorporated	$(0.41)	$(0.32)	$(1.19)	$2.26

Diluted earnings (loss) per share
Income (loss) from continuing operations, net of tax	$(0.41)	$(0.33)	$(1.19)	$(0.02)
Income (loss) from discontinued operations, net of tax	—	0.01	—	2.26
Net income (loss) attributable to Diebold Nixdorf, Incorporated	$(0.41)	$(0.32)	$(1.19)	$2.24

Common dividends declared and paid per share	$0.1000	$0.2875	$0.2000	$0.5750

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DIEBOLD NIXDORF, INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS - UNAUDITED
(IN MILLIONS)

	6/30/2017	12/31/2016

ASSETS
Current assets
Cash and cash equivalents	$451.3	$652.7
Short-term investments	76.9	64.1
Trade receivables, less allowances for doubtful accounts	930.7	835.9
Inventories	779.3	737.7
Other current assets	403.4	329.2
Total current assets	2,641.6	2,619.6
Securities and other investments	93.7	94.7
Property, plant and equipment, net	391.9	387.0
Goodwill	1,082.4	998.3
Intangible assets, net	778.1	772.9
Other assets	467.8	397.8
Total assets	$5,455.5	$5,270.3
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Current liabilities
Notes payable	$112.5	$106.9
Accounts payable	602.4	560.5
Deferred revenue	426.1	404.2
Other current liabilities	741.4	752.9
Total current liabilities	1,882.4	1,824.5
Long-term debt	1,787.5	1,691.4
Long-term liabilities	711.9	685.5
Redeemable noncontrolling interests	449.0	44.1
Total Diebold Nixdorf, Incorporated shareholders' equity	587.2	591.4
Noncontrolling interests	37.5	433.4
Total equity	624.7	1,024.8
Total liabilities, redeemable noncontrolling interests and equity	$5,455.5	$5,270.3

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DIEBOLD NIXDORF, INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS - UNAUDITED
(IN MILLIONS)

	YTD 6/30/2017	YTD 6/30/2016
Cash flow from operating activities
Net income (loss)	$(75.8)	$148.2
Income (loss) from discontinued operations, net of tax	—	148.3
Income (loss) from continuing operations, net of tax	(75.8)	(0.1)
Adjustments to reconcile net income (loss) to cash flow used by operating activities:
Depreciation and amortization	116.6	30.9
Impairment of assets	3.1	—
Deferred financing costs write-off	2.7	—
Gain on foreign currency option contracts, net	—	(12.9)
Other	6.9	10.4
Changes in certain assets and liabilities, net of the effects of acquisition
Trade receivables	(85.6)	(94.4)
Inventories	(32.0)	(46.4)
Prepaid income taxes	(46.1)	(16.7)
Accounts payable	36.4	(26.6)
Deferred revenue	15.9	(13.0)
Deferred income taxes	(63.4)	6.0
Certain other assets and liabilities	(64.5)	(37.0)
Net cash used by operating activities - continuing operations	(185.8)	(199.8)
Net cash used by operating activities - discontinued operations	—	(6.2)
Net cash used by operating activities	(185.8)	(206.0)
Cash flow from investing activities
Payment for acquisition	(2.4)	—
Net investment activity	(28.7)	63.8
Capital expenditures	(26.4)	(11.3)
Restricted cash, net	—	(1,768.1)
Increase in certain other assets	(6.2)	(8.9)
Net cash used by investing activities - continuing operations	(63.7)	(1,724.5)
Net cash provided by investing activities - discontinued operations	—	365.1
Net cash used by investing activities	(63.7)	(1,359.4)
Cash flow from financing activities
Dividends paid	(15.3)	(38.0)
Restricted cash, net	—	(54.9)
Net debt borrowings	71.8	1,681.6
Repurchase of common shares	(4.5)	(2.0)
Other	(16.0)	(2.0)
Net cash provided by financing activities	36.0	1,584.7
Effect of exchange rate changes on cash and cash equivalents	12.1	4.1
(Decrease) increase in cash and cash equivalents	(201.4)	23.4
Add: Cash overdraft included in assets held for sale at beginning of period	—	(1.5)
Cash and cash equivalents at the beginning of the period	652.7	313.6
Cash and cash equivalents at the end of the period	$451.3	$335.5

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Notes for Non-GAAP Measures
To supplement our condensed consolidated financial statements presented in accordance with GAAP, the company considers certain financial measures that are not prepared in accordance with GAAP, including non-GAAP results, adjusted earnings per share, EBITDA and Adjusted EBITDA, free cash flow/(use) and net investment/(debt).

1.	Profit/loss summary (Dollars in millions):

	Q2 2017						Q2 2016
	Net Sales	Gross Profit	% of Sales	OPEX	OP	% of Sales	Net Sales	Gross Profit	% of Sales	OPEX	OP	% of Sales
GAAP Results	$1,133.9	$237.8	21.0%	$267.9	$(30.1)	(2.7)%	$580.0	$155.1	26.7%	$144.8	$10.3	1.8%
Restructuring	—	13.6		(0.8)	14.4		—	1.4		(3.6)	5.0
Impairment	—	—		—	—		—	—		—	—
Legal / Acquisition and divestiture expense	—	—		1.5	(1.5)		—	—		(17.4)	17.4
Acquisition integration	—	1.1		(21.0)	22.1		—	—		(0.5)	0.5
Wincor Nixdorf purchase accounting adjustments	10.3	22.6		(20.2)	42.8		—	—		—	—
Other	—	0.3		7.5	(7.2)		—	0.3		—	0.3
Non-routine expenses, net	10.3	24.0		(32.2)	56.2		—	0.3		(17.9)	18.2
Non-GAAP Results	$1,144.2	$275.4	24.1%	$234.9	$40.5	3.5%	$580.0	$156.8	27.0%	$123.3	$33.5	5.8%

	YTD 2017						YTD 2016
	Net Sales	Gross Profit	% of Sales	OPEX	OP	% of Sales	Net Sales	Gross Profit	% of Sales	OPEX	OP	% of Sales
GAAP Results	$2,236.7	$480.3	21.5%	$559.0	$(78.7)	(3.5)%	$1,089.6	$293.9	27.0%	$289.3	$4.6	0.4%
Restructuring	—	17.2		(10.2)	27.4		—	1.7		(3.7)	5.4
Impairment	—	—		(3.1)	3.1		—	—		—	—
Legal / Acquisition and divestiture expense	—	0.6		(16.8)	17.4		—	—		(31.2)	31.2
Acquisition integration	—	1.7		(33.2)	34.9		—	—		(0.5)	0.5
Wincor Nixdorf purchase accounting adjustments	20.8	45.8		(39.2)	85.0		—	—		—	—
Other	—	0.5		7.4	(6.9)		—	0.6		—	0.6
Non-routine expenses, net	20.8	48.6		(84.9)	133.5		—	0.6		(31.7)	32.3
Non-GAAP Results	$2,257.5	$546.1	24.2%	$463.9	$82.2	3.6%	$1,089.6	$296.2	27.2%	$253.9	$42.3	3.9%

Restructuring expenses relate to the DN2020 business transformation plan focused on driving connected commerce, finance, sales and operational excellence, business integration, culture and talent, and include the company's legacy multi-year realignment program. Non-routine income/expense relate to non-cash impairments primarily associated with legacy Diebold software, legal, acquisition and divestiture expenses primarily related to the mark-to-mark impact on Wincor stock options and fees paid by the company in connection with ongoing obligations related to prior regulatory settlements, including the cost of the independent monitor, acquisition, integration and divestiture expenses. The Wincor Nixdorf purchase accounting adjustments relate to the valuation of deferred revenue, inventory and intangible asset charges as management believes that this is useful information to investors by highlighting the impact of the acquisition of Wincor Nixdorf on the company's operations. Other includes the gains from divestitures and ongoing interest charges related to the Brazil indirect tax matter.

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2.	Reconciliation of GAAP net income (loss) to EBITDA and Adjusted EBITDA measures (Dollars in millions):

	Q2 2017	Q2 2016	YTD 6/30/2017	YTD 6/30/2016
Net income (loss)	$(23.6)	$(20.3)	$(75.8)	$148.2
Income tax benefit	(36.3)	(14.9)	(58.9)	(15.7)
Interest income	(5.1)	(6.3)	(11.5)	(11.2)
Interest expense	32.2	24.3	63.0	35.8
Depreciation and amortization	58.0	15.9	116.6	30.9
EBITDA	25.2	(1.3)	33.4	188.0
Income from discontinued operations, net of tax	—	(0.5)	—	(148.3)
Share-based compensation	8.2	4.5	15.0	10.1
Foreign exchange loss, net	4.6	1.2	7.7	3.6
Miscellaneous, net	(1.9)	26.8	(3.2)	(7.8)
Restructuring expenses	14.4	5.0	27.3	5.4
Non-routine expenses, net	23.3	18.2	68.9	32.3
Adjusted EBITDA	$73.8	$53.9	$149.1	$83.3
Adjusted EBITDA % revenue	6.5%	9.3%	6.7%	7.6%

We define EBITDA as net income (loss) excluding income tax benefit, net interest, and depreciation and amortization expense. We define Adjusted EBITDA as EBITDA before the effect of the following items: income from discontinued operations, net of tax, share-based compensation, foreign exchange loss, net, other income (expense) miscellaneous, net, restructuring expense, and non-routine expenses, net as outlined in Note 1 of the non-GAAP measures. These are non-GAAP financial measurements used by management to enhance the understanding of our operating results. EBITDA and Adjusted EBITDA are key measures we use to evaluate our operational performance. We provide EBITDA and Adjusted EBITDA because we believe that investors and securities analysts will find EBITDA and Adjusted EBITDA to be useful measures for evaluating our operating performance and comparing our operating performance with that of similar companies that have different capital structures and for evaluating our ability to meet our future debt service, capital expenditures, and working capital requirements. However, EBITDA and Adjusted EBITDA should not be considered as alternatives to net income as a measure of operating results or as alternatives to cash flows from operating activities as a measure of liquidity in accordance with GAAP.

3.	Reconciliation of diluted GAAP EPS to non-GAAP EPS:

	Q2 2017	Q2 2016	YTD 6/30/2017	YTD 6/30/2016
Total diluted EPS from the income (loss) from continuing operations, net of tax (GAAP measure)	$(0.41)	$(0.33)	$(1.19)	$(0.02)
Restructuring	0.19	0.08	0.36	0.08
Non-routine (income)/expense:
Impairment	—	—	0.04	—
Legal / Acquisition and divestiture expense	0.02	0.64	0.26	0.91
Acquisition integration	0.29	0.01	0.46	0.01
Acquisition related hedging (income)/expense	—	0.36	—	(0.20)
Wincor Nixdorf purchase accounting adjustments	0.56	—	1.11	—
Other	(0.09)	—	(0.06)	0.02
Total non-routine (income)/expense	0.78	1.01	1.81	0.74
Tax impact (inclusive of allocation of discrete tax items)	(0.48)	(0.33)	(0.82)	(0.39)
Total adjusted EPS (non-GAAP measure)	$0.08	$0.43	$0.16	$0.41
EPS (non-GAAP) - discontinued operations	$—	$—	$—	$(0.02)
EPS (non-GAAP) - including discontinued operations	$0.08	$0.43	$0.16	$0.39

Restructuring expenses relate to the DN2020 business transformation plan focused on driving connected commerce, finance, sales and operational excellence, business integration, culture and talent, and include the company's legacy multi-year realignment program. Non-routine income/expense relate to non-cash impairments primarily associated with legacy Diebold software, legal, acquisition and divestiture expenses primarily related to the mark-to-mark impact on Wincor stock options and fees paid by the company in connection with ongoing obligations related to prior regulatory settlements, including the cost of the independent monitor, acquisition, integration and divestiture expenses, including incremental interest related to the debt incurred and fair value of foreign currency option contracts prior to closing the acquisition of Wincor Nixdorf. The Wincor Nixdorf purchase accounting adjustments relate to the valuation of deferred revenue, inventory and intangible asset charges as management believes that this is useful information to investors by highlighting the impact of the acquisition of Wincor Nixdorf on the company's operations. Other includes the gains from divestitures and ongoing interest charges related to the Brazil indirect tax matter.

4.	Free cash flow use from continuing operations is calculated as follows (Dollars in millions):

	Q2 2017	Q2 2016	YTD 6/30/2017	YTD 6/30/2016
Net cash used by operating activities (GAAP measure)	$(119.4)	$(89.9)	$(185.8)	$(199.8)
Capital expenditures (GAAP measure)	(14.3)	(6.6)	(26.4)	(11.3)
Free cash flow use (non-GAAP measure)	$(133.7)	$(96.5)	$(212.2)	$(211.1)

We define free cash flow use as net cash used by operating activities less capital expenditures. We consider free cash flow use to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that, after the purchase of property and equipment, can be used for debt servicing, strategic opportunities, including investing in the business, making strategic acquisitions, strengthening the balance sheet, and paying dividends.

5.	Net debt is calculated as follows (Dollars in millions):

	6/30/2017	12/31/2016	6/30/2016
Cash, cash equivalents and short-term investments (GAAP measure)	$528.2	$716.8	$2,185.1
Debt Instruments	(1,900.0)	(1,798.3)	(2,313.0)
Net debt (non-GAAP measure)	$(1,371.8)	$(1,081.5)	$(127.9)

The company's management believes that given the significant cash, cash equivalents and other investments on its balance sheet that net cash against outstanding debt is a meaningful net debt calculation. More than 95% of the company's cash, cash equivalents and short-term investments reside in international tax jurisdictions for the current period.

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